United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): ______

Viber Ventures Inc.

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(Exact name of registrant as specified in its charter)

Nevada	333-164081	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Room 1707-A, 17th Floor, CTS Center 219 Zhong Shan Wu Road

Guangzhou, PR China 510030

(Address of principal executive offices with zip code)

86-13-8088-21282

(Registrant's telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 452 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

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Item 1.01: Entry into a Material Definitive Agreement

On July 13, 2015, Vibe Ventures changed their interest structure on their $200,000.00 Line of Credit from a financial company to 0% annually.

Previously, Vibe Ventures had a $200,000.00 equity secured Line of Credit at 7% APR compounded semi-annually on any advances outstanding. This has since changed to 0% APR compounded on an annual basis.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Registrant: Vibe Ventures Inc.

Signed: /s/ Hong Mei Ma

Name: Hong Mei Ma

Title: Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer

Date: July 13, 2015